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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 14, 2003


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


       000-10535                                          38-2378932

(Commission File Number)                       (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events and Required FD Disclosure.

         On April 14, 2003, Citizens Banking Corporation issued a press release announcing its financial results for the first quarter of 2003 and certain other information. The full text of the press release announcing the results and various other information is attached hereto as Exhibit 99.1 and, other than the information contained under the caption "Earnings Outlook" in such release, is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


Exhibit 99.1: Press Release, dated April 14, 2003

Item 9. Regulation FD Disclosure.

         Citizens Banking Corporation is furnishing herewith, under the caption "Earnings Outlook" in the press release attached hereto as Exhibit 99.1, certain information contained therein pursuant to Regulation FD.

Item 12. Results of Operations and Financial Condition.

         See Item 5.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 17, 2003                      CITIZENS BANKING CORPORATION


                                    /s/ Thomas W. Gallagher
                                    --------------------------------------------
                                    By: Thomas W. Gallagher
                                    Its: General Counsel and Secretary


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                                  EXHIBIT INDEX


Number                        Description

99.1              Press Release, dated April 14, 2003